0 The most efficient and most effective way to allocate capital to multi-family real estate Investor Presentation September 2023 The Elm Bethesda, MD Ocean House, 707 Leahy, and One Ardmore Place were recognized in Q1 2023 as Top 100 Multifamily Properties as part of the Kingsley Excellence Awards Exhibit 99.1

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Portfolio update

- Paired trades of older properties with long-term trend growth for newer properties with higher growth prospects

Unlevered IRR Expectation

Acquisitions (*"Class of 2023"*)


The Elm
Bethesda, MD


Villages at Olde Towne
Raleigh, NC


Southgate Towers
Miami, FL

- $250M acquisition of The Elm ($133M at AIR share)
  - 456 apartment homes in iconic downtown Bethesda property; constructed in 2021
  - First acquisition out of the recently closed Core JV with AIR acquiring 53% interest
- $84.5M acquisition of The Villages at Olde Towne
  - 360 apartment homes in the Raleigh submarket; constructed in 2021
  - Attractive price for strategic entry for AIR into the Raleigh-Durham market
  - Other properties in the Raleigh-Durham market being underwritten
- $516M acquired YTD in 2023 at underwritten IRRs of >10%
  - 200+ bps in excess of ~8% unlevered IRR cost of capital as set by recent JV transactions
  - Addition of properties in attractive submarkets: South Beach, Bethesda, and Raleigh-Durham
  - Average age of <4-years compares to ~20+ years on JV interests sold

Unlevered IRR Expectation: >10%

Share Repurchases

- $78M of shares repurchased in Q3 at an average price per share of $34.54 (2.3M shares; ~1.5% of shares outstanding)
- ~15% of capital deployed over YTD

Unlevered IRR Expectation: >10%

Update on other capital uses:

Capital Enhancements

- Programmatic property upgrades with ~10% unlevered IRRs drive FFO accretion and long-term value creation
  - A sustained, annual CE investment program can enhance AIR's NAV by >10% on a NPV basis
- $42M investment through Q2 and projected at $80-90M for 2023, funded by retained earnings

Unlevered IRR Expectation: ~10%

De-Leveraging

- Reduced Net Leverage to EBITDAre to 5.9x pro forma for announced transactions; on track for 5.9x at year-end

Unlevered IRR Expectation: ~4%

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2 The most efficient and most effective way to allocate capital to multi-family real estate August 6.0% 4.7% 3.3% 7.0% 5.7% 5.8% 6.5% 5.1% 4.2% JulyQ2 2023 Signed Lease Rate & ADO (%)(1) New Renewal Blended Operating update: AIR on plan for 2023 Same Store ADO (%)(1) 93% 94% 95% 96% 97% 98% 99% 100% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 20232022 • August ADO of 95.2% up ~50 bps from July at 94.7%; anticipate September ADO to be up another ~60 bps – Expect similar progression through Q4, and to end 2023 at ADO levels in line with, or above, 2022 • Physical occupancy today at ~96% 95.5% 94.7% 95.2%ADO: ~60 bps impact from turning over non-paying residents in Q2, primarily in LA • ~90% of leasing in 2023 now complete – Blended signed lease rate of 6.2% YTD through August – Expected full-year blended signed lease rate of ~5.5-6.0% – Q4 new leasing expected to reflect a combination of cyclical and seasons impacts – Renewals, AIR’s focus, are ~20% more profitable than new leases • 2H 2023 Same Store Revenue expected at ~$11-15M higher than in 1H 2023 reflecting weighting of Q2 / Q3 leasing activity (1) See appendix for transacted lease rate data. Expected ADO progression through year-end

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

2023E Recurring FFO up 7.8%

	2022	2023 Guidance *(Midpoint)*	% Δ
AIR Reported / Initial FFO per Share Guidance (Midpoint)	$2.41	$2.41	-%
Less: Contribution of Aimco Note Receivable[(1)]	(0.22)	n/a	n/a
Less: 2023 Recurring FFO Impacts	n/a	(0.05)	n/a
AIR Pro forma Run-Rate FFO per Share	$2.19	$2.36	7.8%
Plus: 2023 Non-Recurring FFO Impacts		0.05	
AIR Current 2023 Pro forma FFO per Share Guidance		$2.41	

At the midpoint, AIR expects 2023 Pro forma FFO per Share of $2.41 per share, which includes a net $0.05 contribution from non-recurring FFO items:

- $0.08 of income from interest rate swaps accelerated by the repayment of certain previously hedged term loans
  - In Q3, AIR extended its weighted average debt maturities through refinancing $325M of 2023 and 2024 maturities (before consideration of higher cost extension options) with new 7-year loans at a 5.4% interest rate[(1)]
- ($0.03) of legal costs (e.g., Real Page) and casualty losses in excess of AIR's typical run-rate amounts

(1) Aimco note receivable had accelerated repayment with support of shareholders to further disentangle the relationship with Aimco. Original maturity date was 1/31/2024.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Early views on 2024

- Expected growth supported by (i) 2023 results, (ii) 2024 opportunities, (iii) levered by a low risk, fixed-rate balance sheet

Same Store Revenue	• Same Store revenue growth of mid-single-digits:	
	– Earn-in from 2023 leasing activity and loss-to-lease	+ 2.1% to 2.5%
	– Average daily occupancy (vs. 2023)	+ 10 to 20 bps
	– Bad debt (improvement with elimination of pandemic impacts)	+ 20 to 40 bps
	– Incremental contribution from 2022 acquisitions moving into Same Store	+ 30 to 70 bps
	– Contribution of earn-in of 2024 programmatic capital enhancements	+ 25 to 50 bps
Same Store Expense	• Expectation of continued expense discipline: – Proven track record of COE containment over time and through inflationary environments	
Offsite Costs	• Net G&A at <15 bps of GAV	
Balance Sheet	• Current weighted average interest rate of 4.2% due to the refinancing of $325M of 2023 and 2024 maturities (before consideration of higher cost extension options) with new 7-year loans at a 5.4% interest rate(1) • Targeting ~5.5x Net Leverage to EBITDAre by end of 2024 through expected EBITDA growth	
Capital Allocation	• Ample opportunity for >10% unlevered IRRs through new acquisitions or share repurchases, funded by paired trades – Subject in all instances to achieving a 200+ bps spread above AIR's cost of capital • Expect to increase the dividend per share through growth in FFO	

(1) See appendix for a summary of leverage balances and effective interest rates pro forma for YTD transaction activity.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Safe, highly liquid balance sheet

Ample Liquidity & Limited Financial Risk(1)(2)

- $2.3B of liquidity (>3x peer average(3))
- No debt maturities until Q2 2025
  - Weighted-average maturity of 7.2 years
- Sufficient committed liquidity to repay all maturities through 2027
- Net Leverage to EBITDAre of 5.9x
  - Targeting ~5.5x Net Leverage to EBITDAre by end of 2024 through expected EBITDA growth
- Weighted-average interest cost of 4.2%
  - Limited exposure to interest rate risk

AIR Refunding Schedule ($M)(2)


No debt maturing before Q2 2025
$-
$-
$561
$299
$228
$535
$141
$301
$137
$267
$377
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033+

BBB / Baa2
S&P / Moody's
Ratings

5.7x / 5.9x
Net Debt / Leverage to EBITDAre(2)

$5.8B
Unencumbered Property Pool

28%
Net Leverage to GAV(2)

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Pro forma for JV transactions and acquisitions which closed in Q3 2023. See appendix for summary of leverage balances and effective interest rates pro forma for YTD transaction activity.
(3) Based on available liquidity as a % of estimated GAV per GSA as of 8/31/2023.

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6 The most efficient and most effective way to allocate capital to multi-family real estate Villages at Olde Towne Raleigh, NC Appendix

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

AIR's distinctive business model provides for peer-leading[1] results

Same Store Revenue Growth (%)[1][2]


129.6
123.6
115.6
2019
2020
2021
2022
2023 Midpoint Guidance
2024 Estimate

Same Store NOI Growth (%)[1][2]


129.8
126.4
112.7
2019
2020
2021
2022
2023 Midpoint Guidance
2024 Estimate

Property EBITDA Growth (%)[1][2][3]


123.6
121.3
100.1
2019
2020
2021
2022

AIR Communities | Coastal Peers | Sunbelt Peers

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) 2024 Estimate for Same Store Revenue and Same Store NOI per GSA as of 8/29/2023.
(3) Property EBITDA defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store Portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Property EBITDA. Guidance on Net Property Management and G&E Expense is not available for peers in 2023 and 2024, and so data points are excluded.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Calculation of Same Store NOI and Property EBITDA margins(1)

Q2 YTD Actuals

($ in 000s, unless noted)	AIR	ESS	UDR	EQR	AVB	Average	CPT	MAA	Average
Same Store Revenue (GAAP)	$315,374	$783,299	$744,491	$1,375,078	$1,247,386		$624,832	$1,005,515	
Same Store NOI (GAAP)	$233,541	$555,090	$519,317	$930,827	$861,996		$406,459	$652,375	
Net Property Management	(12,642)	(17,340)	(23,354)	(62,145)	(59,758)		(16,585)	(34,019)	
General & Administrative	(10,413)	(29,124)	(33,932)	(35,041)	(38,076)		(31,219)	(29,805)	
Property EBITDA	$210,486	$508,626	$462,031	$833,641	$764,162		$358,655	$588,551	
SSNOI Margin %	74.1%	70.9%	69.8%	67.7%	69.1%	69.4%	65.1%	64.9%	65.0%
Property EBITDA %	66.7%	64.9%	62.1%	60.6%	61.3%	62.2%	57.4%	58.5%	58.0%
Implied Revenue % Increase for Breakeven with AIR						7.3%			15.1%

2022 Actuals

($ in 000s, unless noted)	AIR	ESS	UDR	EQR	AVB	Average	CPT	MAA	Average
Same Store Revenue (GAAP)	$544,538	$1,479,975	$1,330,981	$2,533,577	$2,224,125		$1,144,659	$1,924,709	
Same Store NOI (GAAP)	$404,949	$1,047,379	$926,831	$1,731,286	$1,540,390		$753,204	$1,242,695	
Net Property Management	(22,895)	(29,565)	(44,130)	(110,304)	(114,292)		(25,929)	(65,463)	
General & Administrative	(18,481)	(56,577)	(64,144)	(58,710)	(74,064)		(60,413)	(58,833)	
Property EBITDA	$363,573	$961,237	$818,557	$1,562,272	$1,352,034		$666,862	$1,118,399	
SSNOI Margin %	74.4%	70.8%	69.6%	68.3%	69.3%	69.5%	65.8%	64.6%	65.2%
Property EBITDA %	66.8%	64.9%	61.5%	61.7%	60.8%	62.2%	58.3%	58.1%	58.2%
Implied Revenue % Increase for Breakeven with AIR						7.3%			14.8%

(1) Property EBITDA defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store Portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Property EBITDA.

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9 The most efficient and most effective way to allocate capital to multi-family real estate 6.0% 4.7% 3.3% 7.0% 5.7% 5.8% 6.5% 5.1% 4.2% New Renewal Blended 6.2% 4.6% 4.2% 7.8% 6.6% 5.6% 7.1% 5.5% 4.9% Transacted and signed lease growth update Signed Lease Rate (%) AugustJulyQ2 2023 Transacted Lease Rate (%) AugustJulyQ2 2023

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Leverage balance and characteristics (pro forma for Q3 transaction activity)[1]

($ in 000s)

	Pro Forma (1)			
Debt		Total AIR Share	Weighted-Average Maturity (Years)	Weighted-Average Interest Rate
Fixed rate loans payable	$	2,194,952	8.3	4.0%
Floating rate loans payable (2)		79,000	3.5	5.4%
Non-recourse property debt	$	2,273,952	8.1	4.0%
Term loans (3)		475,000	2.6	4.9%
Unsecured notes payable		400,000	7.0	4.3%
Corporate debt	$	875,000	4.6	4.6%
Total debt	$	3,148,952	7.1	4.2%
Cash and restricted cash (4)		(109,199)		5.3%
Net debt	$	3,039,753	7.1	4.1%
Preferred equity (5)		79,143	9.8	8.1%
Net leverage	$	3,118,896	7.2	4.2%

(1) Amounts represent AIR's share of total leverage as of 6/30/2023, as adjusted for:
- The repayment of $292M of revolving credit facility borrowings, funded by Core JV proceeds;
- The refinancing of $325M of 2023 and 2024 term-loan maturities (before consideration of higher cost extension options) with new 7-year loans at a 5.4% interest rate;
- $115M of borrowings associated with AIR's acquisition of The Elm and Villages at Olde Towne; and
- AIR's Core JV partner taking title subject to $16M of existing property debt.

(2) Floating rate loans payable are subject to a 5.4% interest rate cap maturing in January 2024.
(3) Assumes exercise of extension options.
(4) Restricted cash on the balance sheet includes tenant security deposits, which are excluded for purposes of calculating Net Leverage.
(5) Our preferred OP Units are redeemable at the holder's option and our preferred stock is redeemable by AIR on or after December 15, 2025. We have computed the weighted-average maturity of our preferred OP Units assuming a 10-year maturity and preferred stock assuming it is called at the expiration of the no-call period.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Turn costs and recurring capital(1) in line with peers(2)


R&M Expense + Recurring Capital Per Unit(1)(2)(3)
R&M Expense
Recurring Capital
$2,850
$3,118
$3,288
$3,519
1,483
1,614
1,630
1,785
1,367
1,505
1,658
1,735
$2,882
$2,724
$3,087
$3,576
1,548
1,296
1,549
1,928
1,333
1,427
1,538
1,648
$1,867
$1,971
$2,014
$2,280
1,110
1,194
1,139
1,300
756
778
876
980
2019 2020 2021 2022
R&M Expense + Recurring Capital as % of NOI(1)(2)(3)
16.6%
17.6%
19.6%
18.7%
7.1%
7.9%
8.3%
7.6%
9.5%
9.6%
11.4%
11.2%
13.9%
14.1%
16.7%
16.9%
6.3%
7.1%
8.1%
7.6%
7.6%
6.9%
8.6%
9.3%
16.8%
17.3%
16.8%
16.7%
6.5%
6.6%
7.0%
6.7%
10.3%
10.8%
9.7%
10.0%
AIR Communities(1)
Coastal Peers
Sunbelt Peers

(1) Recurring Capital for AIR includes capital replacements ("CR") and capital improvements ("CI"). Capital replacements ("CR") represent capital that does not increase the useful life of properties from original purchase (i.e., an offset of depreciation). Capital improvements ("CI") represent replacement of the portion of acquired communities consumed prior to AIR's ownership (i.e., deferred maintenance at acquisition).

(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

(3) Repairs & Maintenance ("R&M") reflects Same Store expense, per filings, divided by Same Store units or Same Store NOI. Recurring Capital for peers defined as asset preservation, recurring capex, building improvements, or equivalent, and divided by Same Store units or Same Store NOI, respectively, unless reported on a consolidated basis and then divided by total units or total NOI, respectively.

11

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Programmatic property upgrades drive long-term value and FFO accretion

- Invest only where expected NOI enhancement generates long-term IRR of >10% (generally ~10% yield in Year 1)
- Funded by retained earnings
- Immediate benefit to NAV; lagged, but sustained benefit to FFO

- K&B projects target ~1,500 apartment homes annually
  - Transacted new lease rent growth of ~5-6% in 2023 includes ~75 bps benefit from K&B activity
  - Affluent residents finance upgrades through higher rents
- ~50% of Same Store units currently eligible for K&B upgrades
  - Embedded pipeline potential of ~6 years
- Increasing % being invested in efficiency projects
  - In-unit LED, smart lighting, access points, parking, etc. increase customer satisfaction while reducing costs
  - Enhanced monitoring also lowers insurance premiums
- Impact on NOI growth expected to be more pronounced as rent growth returns to long-term trend

2023 Capital Enhancement[1] Guidance: ~$80-90M

Programmatic use of capital that can be adjusted subject to market conditions


$80M
17%
1%
82%
$88M
14%
4%
81%
~$80-90M
13%
8%
79%
2021
2022
2023E
K&Bs
Efficiency Projects
Other CE

A sustained, annual CE investment program of ~$80M (±) ***can enhance AIR's NAV by >10% on a NPV basis***

(1) Capital enhancements ("CE") may include kitchen and bath remodeling; energy conservation projects; and investments in longer-lived materials designed to reduce costs. CE does not significantly disrupt property operations.

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13 The most efficient and most effective way to allocate capital to multi-family real estate Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2023 and/or 2024 results, including but not limited to: Pro forma FFO and selected components thereof; AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; expectations regarding dispositions and the use of proceeds thereof; expectations regarding acquisitions; and liquidity and leverage metrics. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including inflation, the pace of job growth and the level of unemployment; the timing and effects of acquisitions and dispositions; changes in operating costs, insurance risks, including the cost of insurance, and those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2022, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIRs financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances.